SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 23, 2005
NISOURCE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16189 (Commission File Number)	35-2108964 (IRS Employer Identification No.)
801 East 86th Avenue,
Merrillville, Indiana 46410
(877) 647-5990
(Address and Telephone Number
of Principal Executive Offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On August 23, 2005, NiSource Finance Corp. (as issuer) and NiSource Inc. (as guarantor) entered into a Note Purchase Agreement (the “Agreement”) with institutional purchasers with respect to the purchase and sale of $315,000,000 aggregate principal amount of 5.21% Series A Senior Notes due November 28, 2012, $230,000,000 aggregate principal amount of 5.36% Series B Senior Notes due November 28, 2015, $90,000,000 aggregate principal amount of 5.41% Series C Senior Notes due November 28, 2016, and $265,000,000 aggregate principal amount of 5.89% Series D Senior Notes due November 28, 2025. The notes are being offered in a transaction exempt from registration under the Securities Act of 1933. The purchase and sale transaction is scheduled to close on November 28, 2005.
     Interest on the notes is payable semi-annually, and any or all of the notes may be called for redemption at any time prior to maturity for a price equal to 100% of the principal amount plus a make-whole premium. The agreement contains customary representations, warranties and agreements. The agreement contains customary events of default, including failure to pay principal and interest when due, default in compliance with agreements (subject to notice and cure rights in certain instances), inaccuracy of representations and warranties, cross-defaults, defaults with respect to unsatisfied judgments, defaults with respect to employee benefit plans, unenforceability of or denial of obligations under the guarantee and certain events of bankruptcy or insolvency. Upon the occurrence of an event of default involving certain events of bankruptcy or insolvency, the notes shall become immediately due and payable. Upon the occurrence of any other event of default, holders of more than 50% in principal amount of the notes may declare all the notes to be immediately due and payable. Upon the occurrence of an event of default involving failure to pay principal and interest when due, or unenforceability of or denial of obligations under the guarantee, any holder of the notes affected may declare all the notes held by them immediately due and payable.
     A copy of the Agreement is attached to this Current Report as Exhibit 10.1, and is incorporated by reference herein.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
     The information in Item 1.01 is herby incorporated by reference to this Item 2.03
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits

Exhibit
Number	Description
10.1	Note Purchase Agreement, dated August 23, 2005, by and among NiSource Finance Corp., as issuer, NiSource Inc., as guarantor, and the purchasers named therein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.

(Registrant)

Date: August 26, 2005	By:	/s/ Jeffrey W. Grossman

Jeffrey W. Grossman
Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Note Purchase Agreement, dated August 23, 2005, by and among NiSource Finance Corp., as issuer, NiSource Inc., as guarantor, and the purchasers named therein.